UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2018

Date of reporting period: October 31, 2018

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

Loomis Sayles Full Discretion Institutional

Securitized Fund

ANNUAL REPORT

OCTOBER 31, 2018

Table of Contents

Loomis Sayles Full Discretion Institutional Securitized Fund

The Fund files its complete portfolio of investments with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-343-2029; and (ii) on the Commission’s website at http://www.sec.gov.

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Portfolio Objective

The investment objective of the Loomis Sayles Full Discretion Institutional Securitized Fund (the “Fund”) is to provide current income and the potential for total return. The portfolio manager looks to accomplish this objective by investing primarily in asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), non-agency residential mortgage-backed securities (“RMBS”) and agency mortgage-backed securities (“MBS”).

In purchasing securities for the Fund, the portfolio manager uses a fundamental, top-down approach to evaluate sectors in the securitized market, to determine the sector allocation and to make the capital structure allocation decisions for the Fund. The portfolio manager utilizes a bottom-up approach to the individual security selection process, aimed at assigning an independent credit rating to a security and determining its risk/return profile.

Market Review

Healthy economic indicators, including strong Gross Domestic Product growth, low unemployment and a favorable inflation rate characterized the 12 months ending October 31, 2018. Bolstered by these factors, the Federal Reserve (“Fed”) met expectations and undertook a steady pace of rate increases. This contributed to US interest rates remaining well ahead of those of other developed economies, where monetary policies were generally more accommodative. Against this backdrop, ongoing US trade negotiations, particularly with China, and other geopolitical issues represented a developing risk.

US interest rates moved higher during the period, especially along the shorter end of the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum). US Treasurys with maturities along the short end of the curve showed more modest losses than those with longer maturities, where declines were fairly steep.

Securitized assets outperformed duration-matched Treasurys (duration refers to a security’s price sensitivity to interest rate changes), though the rise in the short end of the US yield curve limited total returns. Within the sector, the best performers were CMBS and RMBS, followed by ABS.

Portfolio Performance Discussion

The ICE Merrill Lynch ABS & CMBS Index (“CABS”), a broad measure of the securitized credit market, posted a total return of 0.29% and an excess return of 0.86% over duration-matched Treasurys. The Fund generated a total return of 4.29%, outperforming the CABS index by 400 basis points during the period.

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Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

	CUMULATIVE		AVERAGE ANNUALIZED RETURN
	TOTAL RETURN
	3 MONTH	YTD	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION
FUND	1.28%	3.83%	4.29%	6.18%	5.91%	8.76%
INDEX	0.35%	0.22%	0.29%	1.78%	1.92%	2.50%

Performance data shown represents past performance and is no guarantee of future results. Investment return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. Performance for multi-year periods is annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The Fund’s inception date is 12/15/2011.

All indexes are unmanaged and do not incur fees. You may not invest directly in an index.

Security selection was the main driver of outperformance, while sector allocation detracted. Yield curve positioning was a positive contributor to excess return for the period.

Credit outperformed during the quarter as the credit curve continued to flatten. ABS, CMBS, and RMBS outperformed like-duration Treasurys by 612 bps, 510 bps and 423 bps, respectively. ABS was the top contributor to excess return over the benchmark, with our overweight to aircraft-related securities being the primary driver. Non-investment grade subprime autos and personal consumer loans were also high performers while spreads tightened. CMBS have continued to rally as conduit supply has been very limited. The account’s CMBS holdings outperformed those in the benchmark as we were biased to deeper credit bonds with specific risk (most of the time the story is retail backed bonds that are out of favor). However, as CMBS was the second top-performing sector in the benchmark, our underweight relative to the benchmark was a drag on sector allocation. RMBS holdings also contributed to outperformance with our overweight to legacy RMBS providing much of the contribution. Higher conditional prepayment rates (“CPRs”) have helped discount Alt-A hybrids and reduced call risk and muted speeds have benefited prime fixed positions. Non-performing loans (“NPLs”) and single family rentals (“SFRs”) also contributed significantly to excess return as strong carry (incremental income) and consistent deleveraging continued to aid performance.

We remain cautious on risk as we are late in the cycle, but we are looking to maintain risk at these levels as we expect securitized sectors to continue to produce attractive risk-adjusted returns. In ABS, we added high-quality spread duration in whole business deals (spreads are the difference in yield between non-Treasury and Treasury securities of similar maturity). We also added to investment grade subordinate subprime autos, but limited purchases to on-the-run or top tier off-the-run issuers as we see minimal tiering in credit spreads for poorer collateral. We also continue to be active, although very selective, in aircraft. In RMBS, we are maintaining risk by adding seasoned credit risk transfers (“CRTs”) to replace paid-down subordinate NPLs. We remain selective in CMBS, where credit spreads are currently tight.

2 |

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

We were able to increase our overall allocation to CMBS during the quarter by adding specific risk in seasoned subordinate names that are out of favor given their exposure to retail-related assets. We maintain a defensive allocation to longer-duration, liquid, government-guaranteed agency CMBS, but after a strong period of outperformance, we have been reducing this allocation.

The Fund’s effective duration as of October 31, 2018, was 2.73 years, approximately 0.45 years shorter than that of the index.

Outlook

Growth and inflation within the world’s largest economies should remain near current levels, keeping the positive operating environment for companies intact. The credit cycle is progressing, but we find spreads unlikely to widen materially if revenue and earnings continue to grow at a healthy pace. Risk premiums appear fairly tight across US credit and equity markets, but modest total returns look attainable. The US is entering a mature phase of the credit cycle, while most other countries are in a much earlier position. Countries can progress in the expansion phase for long periods of time, especially if growth and inflation remain stable. The global economy remains tightly linked by trade and complex supply chains. Trade negotiations and tariffs have thrown some sand into the wheels of global trade but we do not expect trade disruptions that would change the global growth outlook materially. Stronger momentum in the US economy relative to the rest of the world should keep the Fed on its current path to higher short-term interest rates, while other developed market central banks remain accommodative. Overly aggressive Fed tightening would likely invert the yield curve, spur credit spread widening and create broad risk asset volatility while slowing the domestic economy.

US house prices ended 2017 up 6.1%, and are up 4.3% through July 2018. We are updating our housing forecast to 5% for 2018, with a slowdown to 3%-4% in 2019-2020. We see low risk of negative house price appreciation (“HPA”) due to fair affordability, growing household formation, and constrained new construction. We expect 2017 tax changes to result in below-average HPA growth in high-end housing markets and high-cost states (e.g. CT, NJ, CA) over the next 3 to 4 years. The chart below outlines the change in US home prices in each year since 2014 (based on the Case-Shiller 20-City Index and the CoreLogic Combined Index).

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Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

US HOME PRICE INDEX CHANGES, YEAR OVER YEAR

	Case-Shiller 20-City Composite NSA Index	CoreLogic Combined Index
2014	4.35%	5.09%
2015	5.55%	5.69%
2016	5.44%	5.82%
2017	6.31%	6.09%
2018 YTD	4.56%	4.09%

Source: Case-Shiller NSA Index from Bloomberg, as of 7/31/2018. CoreLogic Combined Index from CoreLogic True-Standings database, as of 8/31/2018.

Credit fundamentals continue to be good: pre-crisis loans are curing and many new mortgages show excellent underwriting quality and low delinquencies. Spreads remain close to their tightest levels since 2009, a function of both strong fundamentals and net negative supply technicals.

Most ABS sectors continue to offer a slight yield advantage to corporates with similar ratings. Consumer ABS fundamentals remain relatively strong, with low levels of debt-to-income and tight underwriting standards. We continue to watch closely for any signs of unexpected pressure on the consumer from changes in the US economy. The sector’s short spread duration, high carry and low volatility make for attractive risk-adjusted return potential. Commodity prices, foreign exchange rates, and protectionist trade policies have caused us to remain cautious in commercial ABS transport, although we see value in the higher-rated tranches of select aircraft deals. More domestic-based commercial asset classes, such as equipment lease, timeshare and certain whole business securitizations, have been performing well and appear to be an appealing alternative.

Commercial real estate (“CRE”) fundamentals are late-cycle but remain supported. We believe the sector is in a “growth recession” and believe the next expansion could start in late 2019. Valuations are high, but new construction is limited. The healthy US economy and strong debt and equity capital flows into the sector should continue to support both net operating income growth (albeit decelerating) and modest (0-4%) price appreciation. Asset performance will likely vary across property types, markets and individual assets, with continued negative headlines from retailers and minor headwinds in lodging, healthcare and multifamily. CMBS spreads are tight compared to Treasurys and only marginally attractive relative to corporate bonds. Demand for the sector should remain steady on light conduit issuance and healthy fundamentals. New issue underwriting standards remain weak, but newly originated CRE loans are still stronger than pre-crisis standards.

Loomis, Sayles & Company, L.P.

This represents the portfolio managers’ assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

4 |

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

The Fund’s investments in certain debt securities issued or guaranteed by agencies of the US government are guaranteed as to the payment of principal and interest of the relevant entity but have not been backed by the full faith and credit of the US government. Investments in bonds can lose their value as interest rates rise. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities, due to the speculative nature of their investments. Mortgage-backed securities are subject to pre-payment and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates may quickly and significantly reduce the value of certain mortgage-backed securities. Foreign investments involve special risks including greater economic, political and currency fluctuation risks. The Fund is not diversified.

Definition of Comparative Index

The BofA Merrill Lynch US ABS & CMBS Index tracks the performance of US dollar denominated investment grade fixed and floating rate asset backed securities and fixed rate commercial mortgage backed securities publicly issued in the US domestic market. Qualifying securities must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch) at least one year remaining term to final stated maturity and at least one month to the last expected cash flow. 144a securities qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Inverse floating rate, interest only and principal only tranches of qualifying deals are excluded from the Index as are all tranches of re-securitized and agency deals. Qualifying asset backed securities must have a fixed or floating rate coupon, an original deal size for the collateral group of at least $250 million, a current outstanding deal size for the collateral group greater than or equal to 10% of the original deal size and a minimum outstanding tranche size of $50 million for senior tranches and $10 million for mezzanine and subordinated tranches. Qualifying commercial mortgage backed securities must have a fixed coupon schedule, an original deal size for the collateral group of at least $250 million, a current outstanding deal size for the collateral group that is greater than or equal to 10% of the original deal size and at least $50 million current amount outstanding for senior tranches and $25 million current amount outstanding for mezzanine and subordinated tranches. Fixed-to-floating rate securities qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Floating rate securities are excluded.

| 5

Growth of a $10,000 Investment (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

	TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2018*
	1 Year Return	3 Year Return	5 Year Return	Annualized Inception to Date**
Loomis Sayles Full Discretion Institutional Securitized Fund	4.29%	6.18%	5.91%	8.76%
BofA Merrill Lynch US ABS & CMBS Index	0.29%	1.78%	1.92%	2.50%

* If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

** The Fund commenced operations on December 15, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 5.

6 |

Portfolio of Investments — as of October 31, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund

Principal Amount	Description	Value
Asset-Backed Securities – 65.5%

	AASET, Series 2018-1A, Class B
$1,255,622	5.437%, 01/16/38 (A)	$1,264,959

	Accelerated Assets, Series 2018-1, Class B
1,245,226	4.510%, 12/02/33 (A)	1,237,841

	Adams Outdoor Advertising, Series 2018-1, Class C
5,200,000	7.356%, 11/15/48 (A) (B) (C)	5,213,000

	American Airlines Pass-Through Trust, Series 2012-2, Class C
4,000,000	4.700%, 06/03/21	4,014,400

	American Homes 4 Rent, Series 2014-SFR2, Class E
4,610,000	6.231%, 10/17/36 (A)	4,950,097

	American Homes 4 Rent, Series 2015-SFR1, Class F
3,966,000	5.885%, 04/17/52 (A)	4,147,651

	Americredit Automobile Receivables Trust, Series 2018-2, Class D
2,540,000	4.010%, 07/18/24	2,532,556

	Avis Budget Rental Car Funding AESOP, Series 2018-2A, Class B
1,625,000	4.270%, 03/20/25 (A)	1,626,306

	Bayview Opportunity Master Fund IIIa Trust, Series 2017-RN8, Class A1
194,823	3.352%, 11/28/32 (A)	193,653

	Bayview Opportunity Master Fund IIIa Trust, Series 2018-RN8, Class A1
906,710	4.066%, 09/28/33 (A)	904,555

	Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL5, Class B3
1,400,000	4.150%, 06/28/57 (A) (D)	1,365,177

	Bayview Opportunity Master Fund IVa Trust, Series 2018-RN3, Class A1
27,959	3.672%, 03/28/33 (A)	27,834

	Bayview Opportunity Master Fund IVb Trust, Series 2018-RN9, Class A1
1,085,000	4.213%, 10/29/33 (A)	1,085,651

	Bayview Opportunity Master Fund Trust IIb, Series 2018-RN5, Class A1
952,223	3.820%, 04/28/33 (A)	949,604

	Blackbird Capital Aircraft Lease Securitization, Series 2016-1A, Class B
694,687	5.682%, 12/16/41 (A)	712,734

	CAFL, Series 2017-1
1,715,000	4.358%, 10/15/49	1,673,130

	Carmax Auto Owner Trust, Series 2018-4, Class D
985,000	4.150%, 04/15/25	985,188

	Castlelake Aircraft Securitization Trust, Series 2018-1, Class B
2,460,024	5.300%, 06/15/43 (A)	2,466,775

	CCG Receivables Trust, Series 2018-1, Class C
1,550,000	3.420%, 06/16/25 (A)	1,525,210

	Chesapeake Funding II, Series 2017-2A, Class D
785,000	3.710%, 05/15/29 (A)	780,592

The accompanying notes are an integral part of the financial statements.

| 7

Portfolio of Investments — as of October 31, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Asset-Backed Securities – 65.5% (continued)

	Chesapeake Funding II, Series 2018-1A, Class C
$1,060,000	3.570%, 04/15/30 (A)	$1,049,656

	Chesapeake Funding II, Series 2018-1A, Class D
1,980,000	3.920%, 04/15/30 (A)	1,961,038

	Citibank Credit Card Issuance Trust, Series 2018-A7, Class A7
4,135,000	3.960%, 10/13/30	4,160,592

	Citigroup Mortgage Loan Trust, Series 2018-C, Class A1
3,690,000	4.125%, 03/25/59 (A)	3,690,369

	Citigroup Mortgage Loan Trust, Series 2018-A, Class A1
1,120,567	4.000%, 01/25/68 (A) (D)	1,113,997

	Coinstar Funding, Series 2017-1A, Class A2
6,156,250	5.216%, 04/25/47 (A)	6,197,900

	Colony American Finance, Series 2015-1, Class D
3,000,000	5.649%, 10/15/47 (A)	3,035,962

	Colony American Finance, Series 2015-1, Class E
3,311,000	6.560%, 10/15/47 (A)	3,359,512

	Colony American Homes, Series 2015-1A, Class F
3,480,000	5.937%, VAR LIBOR USD 1 Month+3.650%, 07/17/32 (A)	3,476,727

	Colony Starwood Homes, Series 2016-2A, Class E
3,153,000	5.630%, VAR LIBOR USD 1 Month+3.350%, 12/17/33 (A)	3,170,401

	Countrywide Asset-Backed Certificates, Series 2004-13, Class AF5B
884,286	5.103%, 05/25/35	893,117

	CPS Auto Receivables Trust, Series 2015-B, Class E
2,130,000	6.220%, 08/15/22 (A)	2,116,442

	CPS Auto Receivables Trust, Series 2018-D, Class C
1,560,000	3.830%, 09/15/23 (A)	1,559,752

	CSMC Trust, Series 2018-RPL7, Class A1
1,411,079	4.000%, 08/26/58 (A)	1,397,209

	DB Master Finance, Series 2015-1A, Class A2II
2,996,325	3.980%, 02/20/45 (A)	2,996,325

	DB Master Finance, Series 2017-1A, Class A2II
2,292,675	4.030%, 11/20/47 (A)	2,235,679

	Diamond Resorts Owner Trust, Series 2017-1A, Class C
3,117,169	6.070%, 10/22/29 (A)	3,127,121

	Diamond Resorts Owner Trust, Series 2018-1, Class C
2,548,078	4.530%, 01/21/31 (A)	2,531,048

	Domino’s Pizza Master Issuer, Series 2017-1A, Class A23
3,653,750	4.118%, 07/25/47 (A)	3,576,985

	Domino’s Pizza Master Issuer, Series 2018-1A, Class A2I
2,169,100	4.116%, 07/25/48 (A)	2,145,175

The accompanying notes are an integral part of the financial statements.

8 |

Portfolio of Investments — as of October 31, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Asset-Backed Securities – 65.5% (continued)

	Domino’s Pizza Master Issuer, Series 2018-1A, Class A2II
$338,300	4.328%, 07/25/48 (A)	$333,922

	DRIVEN BRANDS FUNDING, Series 2018-1A, Class A2
1,029,825	4.739%, 04/20/48 (A)	1,025,592

	DT Auto Owner Trust, Series 2018-3A, Class C
1,910,000	3.790%, 07/15/24 (A)	1,909,714

	DT Auto Owner Trust, Series 2018-2A, Class D
1,455,000	4.150%, 03/15/24 (A)	1,453,347

	Elm Trust, Series 2018-2A, Class A2
1,875,000	4.605%, 10/20/27 (A)	1,876,375

	Exeter Automobile Receivables Trust, Series 2018-3A, Class D
3,000,000	4.350%, 06/17/24 (A)	3,006,738

	Falcon Aerospace, Series 2017-1, Class A
1,582,078	4.581%, 02/15/42 (A)	1,571,409

	FAN Engine Securitization, Series 2013-1A, Class 1A
4,424,399	4.625%, 10/15/43 (A)	4,373,518

	FHLMC Multifamily Structured Pass-Through Certificates, Series K069, Class A2
1,580,000	3.187%, 09/25/27 (D)	1,514,933

	FHLMC Multifamily Structured Pass-Through Certificates, Series K071, Class A2
2,220,000	3.286%, 11/25/27	2,143,636

	FHLMC Multifamily Structured Pass-Through Certificates, Series K068, Class A2
1,780,000	3.244%, 08/25/27	1,716,700

	FHLMC Structured Agency Credit Risk Debt Notes, Series 2018-DNA1, Class M2
830,000	4.081%, VAR ICE LIBOR USD 1 Month+1.800%, 07/25/30	816,523

	First Investors Auto Owner Trust, Series 2016-1A, Class E
5,000,000	7.720%, 11/15/22 (A)	5,186,989

	First Investors Auto Owner Trust, Series 2016-2A, Class E
2,100,000	5.750%, 09/15/23 (A)	2,135,797

	Five Guys Funding, Series 2017-1A, Class A2
2,565,613	4.600%, 07/25/47 (A)	2,548,933

	FNMA Connecticut Avenue Securities, Series 2017-C07, Class 1M2
2,048,000	4.681%, VAR ICE LIBOR USD 1 Month+2.400%, 05/25/30	2,100,258

	FNMA Connecticut Avenue Securities, Series 2017-C05, Class 1M2
6,155,000	4.481%, VAR ICE LIBOR USD 1 Month+2.200%, 01/25/30	6,289,137

	GCA Holdings, Series 2014-1, Class C
2,014,896	6.000%, 01/05/30 (A) (B) (C)	1,540,388

The accompanying notes are an integral part of the financial statements.

| 9

Portfolio of Investments — as of October 31, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Asset-Backed Securities – 65.5% (continued)

	GCA Holdings, Series 2014-1, Class D
$812,100	7.500%, 01/05/30 (A) (B) (C)	$393,625

	GCA Holdings, Series 2014-1, Class E
3,160,000	0.632%, 01/05/30 (A) (B) (C) (E)	—

	GCAT, Series 2018-1, Class A1
1,435,072	3.844%, 06/25/48 (A)	1,425,297

	Global Container Assets, Series 2015-1A, Class B
770,650	4.500%, 02/05/30 (A)	730,860

	GS Mortgage Securities Trust, Series 2011-GC5, Class D
2,420,000	5.391%, 08/10/44 (A) (D)	2,365,491

	Harbour Aircraft Investments, Series 2017-1, Class C
5,827,772	8.000%, 11/15/37 (B) (C)	5,889,139

	Home Partners of America, Series 2016-2, Class E
955,000	6.070%, VAR LIBOR USD 1 Month+3.780%, 10/17/33 (A)	956,670

	Home Partners of America, Series 2016-2, Class F
3,007,000	6.990%, VAR LIBOR USD 1 Month+4.700%, 10/17/33 (A)	3,017,361

	Hudsons Bay Simon JV Trust, Series 2015-HB10, Class A10
3,375,000	4.155%, 08/05/34 (A)	3,267,572

	Invitation Homes Trust, Series 2018-SFR1, Class E
2,063,000	4.290%, VAR LIBOR USD 1 Month+2.000%, 03/17/37 (A)	2,068,699

	Invitation Homes Trust, Series 2018-SFR2, Class E
5,700,000	4.280%, VAR LIBOR USD 1 Month+2.000%, 06/17/37 (A)	5,732,740

	Invitation Homes Trust, Series 2018-SFR3, Class E
3,130,000	4.290%, VAR LIBOR USD 1 Month+2.000%, 07/17/37 (A)	3,140,743

	Key Resorts, Series 2014-A, Class C
877,050	5.870%, 03/17/31 (A) (D)	864,571

	Lendmark Funding Trust, Series 2017-1A, Class C
600,000	5.410%, 12/22/25 (A)	609,645

	MAPS, Series 2018-1A, Class B
1,634,550	5.193%, 05/15/43 (A)	1,641,031

	OneMain Financial Issuance Trust, Series 2015-3A, Class C
1,000,000	5.820%, 07/18/22 (A)	1,034,120

	OneMain Financial Issuance Trust, Series 2015-2A, Class D
7,770,000	5.640%, 07/18/25 (A)	7,820,614

	OneMain Financial Issuance Trust, Series 2015-1A, Class D
3,400,000	6.630%, 03/18/26 (A)	3,458,859

	OneMain Financial Issuance Trust, Series 2016-2A, Class C
3,000,000	5.670%, 03/20/28 (A)	3,034,020

	OneMain Financial Issuance Trust, Series 2018-1A, Class D
1,745,000	4.080%, 03/14/29 (A)	1,731,467

The accompanying notes are an integral part of the financial statements.

10 |

Portfolio of Investments — as of October 31, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Asset-Backed Securities – 65.5% (continued)

	Orange Lake Timeshare Trust, Series 2018-A, Class C
$1,374,579	3.740%, 11/08/30 (A)	$1,354,538

	Planet Fitness Master Issuer, Series 2018-1A, Class A2II
8,595,000	4.666%, 09/05/48 (A)	8,431,695

	Prestige Auto Receivables Trust, Series 2016-1A, Class D
950,000	5.150%, 11/15/21 (A)	966,538

	Prestige Auto Receivables Trust, Series 2017-1A, Class E
4,000,000	4.890%, 05/15/24 (A)	3,888,264

	PRPM, Series 2017-3A, Class A2
2,076,000	5.000%, 11/25/22 (A) (D)	2,024,434

	PRPM, Series 2017-2A, Class A2
1,690,000	5.000%, 09/25/22 (A)	1,664,410

	PRPM, Series 2018-1A, Class A2
1,180,000	5.000%, 04/25/23 (A) (D)	1,156,833

	RCO Mortgage, Series 2017-1, Class A2
2,305,000	5.125%, 08/25/22 (A)	2,310,274

	RCO V Mortgage, Series 2018-1, Class A1
3,823,426	4.000%, 05/25/23 (A)	3,810,516

	Rise, Series 2014-1
565,317	6.500%, 02/15/39 (B) (C)	539,877

	Santander Drive Auto Receivables Trust, Series 2018-2, Class D
3,515,000	3.880%, 02/15/24	3,488,307

	Santander Drive Auto Receivables Trust, Series 2018-5, Class D
2,350,000	4.190%, 12/16/24	2,356,027

	SCF Equipment Leasing, Series 2018-1A, Class C
3,485,000	4.210%, 04/20/27 (A)	3,473,257

	Shenton Aircraft Investment I, Series 2015-1A, Class A
2,564,557	4.750%, 10/15/42 (A)	2,580,014

	S-Jets, Series 2017-1, Class B
3,103,278	5.682%, 08/15/42 (A)	3,120,098

	Springleaf Funding Trust, Series 2015-AA, Class D
4,000,000	6.310%, 11/15/24 (A)	3,994,932

	Springleaf Funding Trust, Series 2017-AA, Class C
700,000	3.860%, 07/15/30 (A)	690,807

	Sprite, Series 2017-1, Class B
6,401,550	5.750%, 12/15/37 (A)	6,384,273

	Stanwich Mortgage Loan Trust, Series 2018-NPB1, Class A1
3,805,433	4.016%, 05/16/23 (A)	3,784,004

	Starwood Retail Property Trust, Series 2014-STAR, Class E
3,185,000	6.430%, VAR LIBOR USD 1 Month+4.150%, 11/15/27 (A)	2,919,346

The accompanying notes are an integral part of the financial statements.

| 11

Portfolio of Investments — as of October 31, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Asset-Backed Securities – 65.5% (continued)

	Thunderbolt Aircraft Lease, Series 2017-A, Class A
$3,181,786	4.212%, 05/17/32 (A)	$3,180,192

	Thunderbolt Aircraft Lease, Series 2017-A, Class B
1,891,994	5.750%, 05/17/32 (A)	1,939,034

	Thunderbolt Aircraft Lease, Series 2018-A, Class A
1,361,845	4.147%, 09/15/38 (A)	1,346,418

	Tidewater Auto Receivables Trust, Series 2016-AA, Class E
3,700,000	9.250%, 05/15/23 (A)	3,808,140

	Tidewater Auto Receivables Trust, Series 2018-AA, Class D
660,000	4.300%, 11/15/24 (A)	655,674

	Tidewater Sales Finance Master Trust, Series 2017-AA, Class A
4,000,000	4.550%, 04/15/21 (A)	3,995,826

	United Airlines Pass-Through Trust, Series 2014-1, Class B
1,841,847	4.750%, 04/11/22	1,855,661

	VOLT LXVIII, Series 2018-NPL4, Class A1A
1,574,199	4.336%, 07/27/48 (A)	1,572,774

	VOLT LXX, Series 2018-NPL6, Class A1A
2,386,778	4.115%, 09/25/48 (A)	2,382,356

	VOLT LXXI, Series 2018-NPL7, Class A1A
1,497,834	3.967%, 09/25/48 (A)	1,495,534

	VOLT LXXII, Series 2018-NPL8, Class A1A
4,290,000	4.213%, 10/26/48 (A)	4,291,145

	WAVE Trust, Series 2017-1A, Class B
2,802,443	5.682%, 11/15/42 (A)	2,855,190

	Wells Fargo Mortgage Backed Securities Trust, Series 2006-3, Class A11
1,552,463	5.500%, 03/25/36	1,557,338

	Westgate Resorts, Series 2014-1A, Class C
174,607	5.500%, 12/20/26 (A)	174,558

	Westlake Automobile Receivables Trust, Series 2018-2A, Class D
3,035,000	4.000%, 01/16/24 (A)	3,030,188

	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class E
1,225,000	4.822%, 06/15/45 (A) (D)	1,008,272

	Willis Engine Structured Trust IV, Series 2018-A, Class A
2,724,720	4.750%, 09/15/43 (A)	2,730,719

	Total Asset-Backed Securities

	(Cost $282,849,811)	278,995,816

The accompanying notes are an integral part of the financial statements.

12 |

Portfolio of Investments — as of October 31, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Residential Mortgage-Backed Obligations – 16.4%

	Alternative Loan Trust, Series 2004-J3, Class 1A1
$646,318	5.500%, 04/25/34	$655,989

	Alternative Loan Trust, Series 2004-J10, Class 2CB1
1,880,048	6.000%, 09/25/34	1,935,468

	Alternative Loan Trust, Series 2004-28CB, Class 5A1
334,650	5.750%, 01/25/35	333,077

	Alternative Loan Trust, Series 2005-J1, Class 2A1
297,420	5.500%, 02/25/25	300,382

	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1
946,768	5.500%, 10/25/33	959,870

	Banc of America Funding Trust, Series 2004-B, Class 4A2
255,915	3.836%, 11/20/34 (D)	253,300

	Banc of America Funding Trust, Series 2005-7, Class 3A1
1,252,422	5.750%, 11/25/35	1,305,986

	Banc of America Funding Trust, Series 2007-4, Class 5A1
339,937	5.500%, 11/25/34	339,207

	CHL Mortgage Pass-Through Trust, Series 2004-12, Class 8A1
455,785	4.445%, 08/25/34 (D)	448,031

	Citigroup Mortgage Loan Trust, Series 2005-3, Class 2A3
1,871,190	4.490%, 08/25/35 (D)	1,863,201

	Citigroup Mortgage Loan Trust, Series 2009-10, Class 6A2
304,773	4.750%, 09/25/34 (A) (D)	299,747

	Citigroup Mortgage Loan Trust, Series 2010-9, Class 2A2
2,279,027	4.990%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.400%, 11/25/35 (A)	2,278,909

	Countrywide Alternative Loan Trust, Series 2004-14T2, Class A11
393,428	5.500%, 08/25/34	406,851

	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004- HYB8, Class 4A1
300,379	3.280%, 01/20/35 (D)	301,680

	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005- HYB7, Class 2A
4,848	4.182%, 11/20/35 (B) (C) (D)	3,745

	Deutsche Mortgage Securities Mortgage Loan Trust, Series 2004-1, Class 3A5
2,467,433	6.160%, 12/25/33	2,491,358

	Deutsche Mortgage Securities Mortgage Loan Trust, Series 2004-4, Class 7AR1
1,027,906	2.631%, VAR ICE LIBOR USD 1 Month+0.350%, 06/25/34	998,330

	FHLMC Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3
8,661,000	5.581%, VAR ICE LIBOR USD 1 Month+3.300%, 10/25/27	9,687,508

The accompanying notes are an integral part of the financial statements.

| 13

Portfolio of Investments — as of October 31, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Residential Mortgage-Backed Obligations – 16.4% (continued)

	GMAC Mortgage Loan Trust, Series 2005-AR4, Class 3A1
$556,141	4.295%, 07/19/35 (D)	$541,330

	GSR Mortgage Loan Trust, Series 2005-AR4, Class 4A1
109,471	4.217%, 07/25/35 (D)	107,791

	HarborView Mortgage Loan Trust, Series 2004-2, Class 1A1
2,296,871	2.802%, VAR ICE LIBOR USD 1 Month+0.520%, 06/19/34	2,282,784

	IndyMac Index Mortgage Loan Trust, Series 2004-AR6, Class 4A
1,616,379	4.549%, 10/25/34 (D)	1,670,569

	IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class A1
1,811,981	3.061%, VAR ICE LIBOR USD 1 Month+0.780%, 12/25/34	1,646,446

	IndyMac Index Mortgage Loan Trust, Series 2005-16IP, Class A1
1,915,557	2.921%, VAR ICE LIBOR USD 1 Month+0.640%, 07/25/45	1,846,080

	IndyMac Index Mortgage Loan Trust, Series 2005-AR11, Class A3
1,990,042	3.897%, 08/25/35 (D)	1,793,260

	IndyMac Index Mortgage Loan Trust, Series 2006-AR2, Class 2A1
4,760,821	2.491%, VAR ICE LIBOR USD 1 Month+0.210%, 02/25/46	4,087,010

	JPMorgan Mortgage Trust, Series 2004-S1, Class 2A1
2,379,538	6.000%, 09/25/34	2,442,229

	JPMorgan Mortgage Trust, Series 2006-A1, Class 1A2
792,674	4.314%, 02/25/36 (D)	734,803

	Lehman Mortgage Trust, Series 2007-9, Class 1A1
1,983,676	6.000%, 10/25/37	2,060,002

	Lehman XS Trust, Series 2005-7N, Class 3A1
576,895	2.561%, VAR ICE LIBOR USD 1 Month+0.280%, 12/25/35	508,627

	Lehman XS Trust, Series 2006-2N, Class 1A1
1,056,029	2.541%, VAR ICE LIBOR USD 1 Month+0.260%, 02/25/46	991,045

	Lehman XS Trust, Series 2006-12N, Class A2A1
1,865	2.431%, VAR ICE LIBOR USD 1 Month+0.150%, 08/25/46 (B)(C)	1,809

	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 3A1
2,165,481	3.927%, 03/25/35 (D)	2,135,632

	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 4A1
3,039,689	3.545%, 03/25/35 (D)	2,783,875

	MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 1A1
1,123,632	4.305%, 04/25/36 (D)	1,121,018

	MASTR Alternative Loan Trust, Series 2003-9, Class 4A1
638,461	5.250%, 11/25/33	656,206

	MASTR Alternative Loan Trust, Series 2004-2, Class 8A4
3,781,079	5.500%, 03/25/34	3,847,454

The accompanying notes are an integral part of the financial statements.

14 |

Portfolio of Investments — as of October 31, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Residential Mortgage-Backed Obligations – 16.4% (continued)

	MASTR Alternative Loan Trust, Series 2004-5, Class 1A1
$733,304	5.500%, 06/25/34	$750,875

	MASTR Alternative Loan Trust, Series 2004-5, Class 2A1
1,057,510	6.000%, 06/25/34	1,093,725

	MASTR Alternative Loan Trust, Series 2004-8, Class 2A1
2,123,725	6.000%, 09/25/34	2,239,288

	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5
237,737	5.500%, 11/25/35	244,116

	RALI Series Trust, Series 2006-QO4, Class 2A1
1,574,977	2.471%, VAR ICE LIBOR USD 1 Month+0.190%, 04/25/46	1,517,880

	RFMSI Series Trust, Series 2005-SA1, Class 1A1
2,807,784	4.596%, 03/25/35 (D)	2,307,774

	Sequoia Mortgage Trust, Series 2017-CH1, Class A1
509,595	4.000%, 08/25/47 (A) (D)	509,862

	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1
5,676,486	2.591%, VAR ICE LIBOR USD 1 Month+0.310%, 07/25/35	4,581,799

	Structured Asset Securities Trust, Series 2005-1, Class 7A7
426,137	5.500%, 02/25/35	429,547

	Total Residential Mortgage-Backed Obligations

	(Cost $65,478,510)	69,795,475

Commercial Mortgage-Backed Obligations – 10.5%

	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL1
775,000	5.780%, VAR LIBOR USD 1 Month+3.500%, 11/15/31 (A)	744,152

	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL2
2,215,000	6.780%, VAR LIBOR USD 1 Month+4.500%, 11/15/31 (A)	2,085,476

	Commercial Mortgage Trust, Series 2012-CR2, Class E
1,000,000	4.832%, 08/15/45 (A) (D)	948,661

	Commercial Mortgage Trust, Series 2016-SAVA, Class C
3,110,000	5.280%, VAR LIBOR USD 1 Month+3.000%, 10/15/34 (A)	3,108,234

	Credit Suisse Commercial Mortgage Trust, Series 2007-C5, Class AM
1,545,318	5.869%, 09/15/40 (D)	1,496,849

	CSMC Trust, Series 2014-USA, Class E
5,475,000	4.373%, 09/15/37 (A)	4,953,767

	DBUBS Mortgage Trust, Series 2011-LC1, Class E
1,350,000	5.698%, 01/10/21 (A) (D)	1,385,681

	FHLMC Multifamily Structured Pass-Through Certificates, Series K070, Class A2
1,260,000	3.303%, 11/25/27 (D)	1,218,696

The accompanying notes are an integral part of the financial statements.

| 15

Portfolio of Investments — as of October 31, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Commercial Mortgage-Backed Obligations – 10.5% (continued)

	GS Mortgage Securities Trust, Series 2007-GG10, Class AM
$647,360	5.770%, 08/10/45 (D)	$656,088

	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2004-CBX, Class B
919,288	5.021%, 01/12/37 (D)	925,684

	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007- LDPX, Class AM
294,952	5.464%, 01/15/49 (D)	295,094

	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C1, Class C
3,145,000	6.194%, 06/15/43 (A) (D)	3,143,503

	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C1, Class D
592,000	6.194%, 06/15/43 (A) (D)	566,424

	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class D
3,000,000	5.406%, 08/15/46 (A) (D)	2,981,300

	Morgan Stanley Capital I Trust, Series 2013-ALTM, Class E
2,500,000	3.705%, 02/05/35 (A) (D)	1,925,566

	Motel 6 Trust, Series 2017-M6MZ, Class M
8,186,731	9.206%, VAR LIBOR USD 1 Month+6.927%, 08/15/19 (A)	8,264,999

	RBS Commercial Funding Trust, Series 2013-SMV, Class F
2,000,000	3.584%, 03/11/31 (A) (D)	1,719,470

	Starwood Retail Property Trust, Series 2014-STAR, Class F
3,785,000	5.726%, VAR LIBOR USD 1 Month+3.446%, 11/15/27 (A) (B) (C)	3,255,100

	WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class D
3,240,343	5.683%, 03/15/44 (A) (D)	2,915,841

	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class D
2,068,235	5.652%, 02/15/44 (A) (D)	2,079,971

	Total Commercial Mortgage-Backed Obligations

	(Cost $44,845,848)	44,670,556

U.S. Government Agency Obligations – 2.4%

	FNMA
996,405	3.900%, 01/01/27	999,034
1,937,562	3.565%, 05/01/28	1,911,280
6,136,000	3.410%, 06/01/28	5,977,809
1,170,000	3.120%, 12/01/27	1,118,857

	Total U.S. Government Agency Obligations

	(Cost $10,217,496)	10,006,980

The accompanying notes are an integral part of the financial statements.

16 |

Portfolio of Investments — as of October 31, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Other Investment – 1.9%

	ECAF Blocker I
$900	0.000%, 03/15/40 (B) (C)	$8,071,875

	Total Other Investment

	(Cost $9,000,000)	8,071,875

Municipal Bond – 0.7%

	Michigan State, Tobacco Settlement Financing Authority, RB, Series A
2,980,000	7.309%, 06/01/34	2,955,981

	Total Municipal Bond

	(Cost $2,626,318)	2,955,981

Mortgage-Backed Security – 0.3%

	FNMA
1,355,000	2.970%, 06/01/27	1,282,082

	Total Mortgage-Backed Security

	(Cost $1,312,267)	1,282,082

Shares
Short-Term Investment – 3.7%

15,658,725	Dreyfus Treasury Prime Cash Management, Institutional Class, 2.020%(F)	15,658,725

	Total Short-Term Investment

	(Cost $15,658,725)	15,658,725

	Total Investments – 101.3%

	(Cost $431,988,975)	431,437,490

	Other Assets and Liabilities, net – (1.3)%	(5,622,164)

	Net Assets – 100.0%	$425,815,326

(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of these securities at October 31, 2018 was $277,635,960, representing 65.2% of Net Assets of the Fund.

(B)	Level 3 security in accordance with fair value hierarchy.
(C)

Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of October 31, 2018, was $24,908,558 and represented 5.8% of net assets.

(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(E)	Zero coupon bond. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(F)	The rate shown is the 7-day effective yield as of October 31, 2018.

The accompanying notes are an integral part of the financial statements.

| 17

Portfolio of Investments — as of October 31, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GMAC — General Motors Acceptance Corporation

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

RB — Revenue Bond

USD — United States Dollar

VAR — Variable Rate

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2018, at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$265,419,787	$13,576,029	$278,995,816
Residential Mortgage- Backed Obligations	—	69,789,921	5,554	69,795,475
Commercial Mortgage- Backed Obligations	—	41,415,456	3,255,100	44,670,556
U.S. Government Agency Obligations	—	10,006,980	—	10,006,980
Other Investment	—	—	8,071,875	8,071,875
Municipal Bond	—	2,955,981	—	2,955,981
Mortgage-Backed Security	—	1,282,082	—	1,282,082
Short-Term Investment	15,658,725	—	—	15,658,725

Total Investments in Securities	$15,658,725	$390,870,207	$24,908,558	$431,437,490

The accompanying notes are an integral part of the financial statements.

18 |

Portfolio of Investments — as of October 31, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

		Investments in	Investments
		Commercial	in Residential
	Investments in	Mortgage-	Mortgage-	Investments
	Asset-Backed	Backed	Backed	in Other	Investments in
	Securities	Obligations	Obligations	Investments	Preferred Stock	Total
Balance as of November 1, 2017	$7,147,015	$—	$142	$8,912,709	$10,008,210	$26,068,076
Accrued discounts/premiums	—	—	—	—	—	—
Realized gain/(loss)	—	—	—	—	(9,748,500)	(9,748,500)
Change in unrealized appreciation/ (depreciation)	298,121	—	(198)	(840,834)	(259,710)	(802,621)
Purchases	12,158,948	—	1,865	—	—	12,160,813
Sales	(6,567,932)	—	—	—	—	(6,567,932)
Net transfer into Level 3	539,877	3,255,100	3,745	—	—	3,798,722
Net transfer out of Level 3	—	—	—	—	—	—

Ending Balance as of October 31, 2018	$13,576,029	$3,255,100	$5,554	$8,071,875	$—	$24,908,558

For the year ended October 31, 2018, there have been no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended October 31, 2018, there were transfers between Level 2 and Level 3 assets and liabilities due to changes in the availability of observable inputs used to determine fair value. Transfers between Levels 2 and 3 from the prior period are due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). All transfers, if any, are recognized by the Fund at the end of each year.

For the year ended October 31, 2018, there have been no significant changes to the Fund’s fair value methodologies.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

|  19

Statement of Assets and Liabilities

October 31, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund

ASSETS

Investments at cost	$431,988,975

Investments at value	$431,437,490

Interest receivable	1,340,159

Prepaid expenses	19,038

TOTAL ASSETS	432,796,687

LIABILITIES

Payable for securities purchased	6,873,012

Administration fees payable	43,643

Trustees’ fees payable	4,168

Chief Compliance Officer fees payable	2,155

Other accounts payable and accrued expenses	58,383

TOTAL LIABILITIES	6,981,361

NET ASSETS	$425,815,326

NET ASSETS CONSIST OF:

Paid-in capital	$424,493,887

Total distributable earnings	1,321,439

NET ASSETS	$425,815,326

Institutional Class:

Net assets	$425,815,326

Outstanding shares of beneficial interest (unlimited authorization - no par value)	39,118,670

Net asset value, offering and redemption price per share	$10.89

The accompanying notes are an integral part of the financial statements.

20  |

Statement of Operations

For the year ended October 31, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund

INVESTMENT INCOME

Interest	$22,523,440

Dividends	2,237,416

24,760,856

Expenses

Administration fees	518,108

Trustees’ fees	16,791

Chief Compliance Officer fees	5,830

Transfer agent fees	56,535

Legal fees	29,263

Custodian fees	28,055

Audit fees	26,900

Registration fees	25,298

Shareholder reporting fees	7,023

Miscellaneous fees	65,811

Total expenses	779,614

Net investment income	23,981,242

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS

Net realized gain on investments	1,491,589

Net change in unrealized depreciation on investments	(7,749,676)

Net realized and unrealized gain/(loss) on investments	(6,258,087)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,723,155

.The accompanying notes are an integral part of the financial statements.

|  21

Statements of Changes in Net Assets

Loomis Sayles Full Discretion Institutional Securitized Fund

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017

FROM OPERATIONS:

Net investment income	$23,981,242	$25,904,132

Net realized gain on investments	1,491,589	5,951,776

Net change in unrealized appreciation/(depreciation) on investments	(7,749,676)	7,212,425

Net increase in net assets resulting from operations	17,723,155	39,068,333

DISTRIBUTIONS:(1)	(33,410,005)	(27,824,090)

RETURN OF CAPITAL:	(8,286,689)	–

CAPITAL SHARE TRANSACTIONS:(2)

Issued	21,641,200	21,765,000

Reinvestment of distributions	41,696,694	27,824,090

Redeemed	(66,476,747)	(93,989,062)

Net decrease in net assets from capital share transactions	(3,138,853)	(44,399,972)

Net decrease in net assets	(27,112,392)	(33,155,729)

NET ASSETS:

Beginning of the year	452,927,718	486,083,447

End of the year(3)	$425,815,326	$452,927,718

(1)	Current year presentation of distributions conform with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 11).
(2)	For share transactions, see Note 6 in Notes to Financial Statements.
(3)	Includes undistributed net investment income of $623,010 in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

22  |

Financial Highlights

For a share outstanding throughout the years

Loomis Sayles Full Discretion Institutional Securitized Fund

					Dividends	Distributions
	Net asset value,	Net	Net realized	Total from	from net	from net
	beginning of	investment	and unrealized	investment	investment	realized capital	Return of
	the year	income (a)	gain/(loss)	operations	income	gains	capital
Institutional Class
10/31/18	$11.51	$0.61	$(0.15)	$0.46	$(0.83)	$(0.23)	$(0.02)
10/31/17	11.23	0.64	0.32	0.96	(0.55)	(0.13)	–
10/31/16	11.32	0.61	(0.03)	0.58	(0.58)	(0.09)	–
10/31/15	11.50	0.58	(0.11)	0.47	(0.54)	(0.11)	–
10/31/14	11.51	0.62	0.14	0.76	(0.58)	(0.19)	–

(a)	Per share net investment income has been calculated using the average shares outstanding during the year.
(b)

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Had certain expenses not been waived/reimbursed during the year, if applicable, total returns would have been lower.

(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the year. Without this waiver/reimbursement, if applicable, expenses would have been higher.

Amounts designated as “—” are $0 or have been rounded to $0.

23 |

					Ratio of expenses
				Ratio of	to average net	Ratio of net
	Net asset		Net assets, end	expenses to	assets (excluding	investment income	Portfolio
Total	value, end of	Total	of the year	average net	reimbursements)	to average net	turnover rate
distributions	the year	return (%) (b)	(000’s)	assets (%) (c)	(%)	assets (%)	(%)

$(1.08)	$10.89	4.29	$425,815	0.18	0.18	5.55	53
(0.68)	11.51	8.88	452,928	0.17	0.17	5.65	32
(0.67)	11.23	5.43	486,083	0.17	0.17	5.50	36
(0.65)	11.32	4.17	513,609	0.17	0.17	5.10	37
(0.77)	11.50	6.84	473,674	0.17	0.17	5.35	27

The accompanying notes are an integral part of the financial statements.

| 24

Notes to Financial Statements

October 31, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund

1.    Organization. The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 54 funds. The financial statements herein are those of the Loomis Sayles Full Discretion Institutional Securitized Fund (the “Fund”). The Fund is non-diversified and its investment objective is to provide current income and the potential for total return. The Fund commenced operations on December 15, 2011. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

2.    Significant Accounting Policies. The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

a.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

b.  Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NAS-DAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not

| 25

Notes to Financial Statements

October 31, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund

available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a Fair Value Pricing Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

26 |

Notes to Financial Statements

October 31, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in inactive markets, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The following table summarizes the quantitative inputs and assumptions used for items categorized as recurring Level 3 assets as of October 31, 2018. The following disclosures also include information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

Asset Categories	Fair Value	Valuation Techniques	Unobservable Input	Input Value(s)
Asset-Backed Securities	$ 13,182,404	Fair Value Model	Broker Quotes	$76.45-$101.05
	393,625	Fair Value Model	Cash Flow Pricing/ Liquidity Waterfall	$48.47
	13,576,029
Commercial Mortgage- Backed Securities	3,255,100	Fair Value Model	Comparable Bond Method/Discounted Cash Flow	$86.00
Residential Mortgage- Backed Securities	1,809	Fair Value Model	Discounted Broker Quote (3)%	$97.00
	3,745	Vendor Pricing	Discounted Broker Quote (3)%	$77.25
	5,554
Other Investment	8,071,875	Vendor Pricing	Broker Quote	$8,968.75

c.  Federal and Foreign Income Taxes. It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended.

| 27

Notes to Financial Statements

October 31, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund

Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year the Fund did not incur any significant interest or penalties.

d.  Security Transactions and Investment Income. Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

e.  Expenses. Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

f. Dividends and Distributions to Shareholders. The Fund declares its dividends monthly and distributes its net investment income, if any, at least monthly and makes distributions of its net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

g.  Illiquid Securities. A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

28 |

Notes to Financial Statements

October 31, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund

3.    Transactions with Affiliates. Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4.    Administration, Distribution, Transfer Agent and Custodian Agreements. The Fund and the Administrator are parties to an Administration Agreement, under which the Administrator provides management and administrative services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For year ended October 31, 2018, the Fund paid $518,108 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

DST Asset Manager Solutions, Inc. (“DST”) serves as transfer agent for the Fund under the transfer agency agreement with the Trust.

MUFG Union Bank, N.A. (formerly Union Bank, N.A.) serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5.    Investment Advisory Agreement. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser (the “Adviser”) to the Fund. Under the terms of the management agreement, the Fund does not pay a management fee. Shares of the Fund are only available to institutional advisory clients of the Adviser. The institutional advisory clients of the Adviser pay the Adviser or its affiliates a fee for their investment advisory services outside of the Fund.

The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.20% of the Fund’s Institutional Class Shares’ average daily net assets. This Agreement may only be terminated by the Board.

| 29

Notes to Financial Statements

October 31, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund

6.    Capital Shares.

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
SHARE TRANSACTIONS:
Issued	1,955,633	1,907,976
Reinvestment of distributions	3,771,779	2,469,476
Redeemed	(5,950,904)	(8,336,085)

Net share transactions	(223,492)	(3,958,633)

7.    Investment Transactions. The cost of security purchases and proceeds from security sales, other than short-term securities, for the year ended October 31, 2018, were as follows:

	U.S. Government	Other
Purchases	$12,809,475	$192,943,282
Sales	33,768,706	195,634,664

8.    Federal Tax Information. The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The following permanent differences relating to paydown adjustments, collateralized loan obligation basis adjustments and reclassification of income on asset-backed security transactions have been reclassified to/from the following accounts during the year ended October 31, 2018:

Decrease in Undistributed Net Investment Income	Increase in Accumulated Net Realized Gain
$(2,189,055)	$2,189,055

These reclassifications had no impact on net assets or net asset value per share.

30 |

Notes to Financial Statements

October 31, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund

The tax character of dividends and distributions for the Fund declared during the year ended October 31, 2018 and the year ended October 31, 2017 were as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
2018	$23,183,646	$10,226,359	$8,286,689	$41,696,694
2017	24,473,943	3,350,147	—	27,824,090

As of October 31, 2018, the components of Distributable Earnings on a tax basis were as follows:

Net Unrealized Appreciation	$ 3,570,561
Other Temporary Differences	(2,249,122)

Total Distributable Earnings	$ 1,321,439

For Federal income tax purposes, the cost of securities owned at October 31, 2018, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, which are temporary adjustments for Federal income tax purposes in the current period. The Funds had no capital loss carryforwards at October 31, 2018.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Fund at October 31, 2018, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$427,866,929	$7,274,965	$(3,704,404)	$3,570,561

9.    Concentration of Risks.

Interest Rate Risk. As with most funds that invest in fixed-income securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed-income securities (especially those with longer maturities and durations) and the Fund’s share price to fall. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

A related risk is basis risk, which is the risk that a change in prevailing interest rates will change the price of a company’s interest-bearing liabilities disproportionately to the price of interest-bearing assets. This would have the effect of increasing liabilities and decreasing assets, resulting in a loss.

| 31

Notes to Financial Statements

October 31, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund

Credit Risk. The credit rating or financial condition of an issuer may affect the value of a fixed-income debt security. Generally, the lower the quality rating of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is considered by the ratings agency to be more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

Concentration Risk. Due to the Fund’s concentration in the asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities group of industries, events that affect an industry or industries within this group will have a greater effect on the Fund than they would on a fund that is more widely diversified among a number of unrelated industries. While the Fund will invest more than 25% of its assets in, collectively, the asset-backed, commercial mortgage-backed and residential mortgage-backed securities industries, it is expected that the Fund’s investments in any one or more of these industries may, from time to time, be significantly greater than 25%.

Inflation/Deflation Risk. The value of assets or income from investments may be worth less in the future as inflation decreases the present value of future payments. Conversely, prices throughout the economy may decline over time due to deflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

High Yield Bond Risk. High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater

32 |

Notes to Financial Statements

October 31, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund

degree of risk and are considered to be less likely to make payments of interest and principal. Some may even be in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the high yield bond market may make it more difficult to dispose of high yield bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value high yield bonds accurately.

Generally, the lower rated the security, as determined by rating agencies, the more vulnerable the security is to nonpayment. Securities rated below “B” are often dependent upon favorable financial and business conditions to meet their financial obligations, or may lack the capacity to make payments regardless of financial and business conditions. Default becomes more likely over the long or short term the lower rated the security.

Mortgage-Backed and Asset-Backed Securities Risk. The Fund may invest in both residential and commercial mortgage-backed securities. A mortgage-backed security represents an interest in a pool of assets such as mortgage loans and matures when all the mortgages in the pool mature or are prepaid. While mortgage-backed securities do have fixed maturities, their expected durations may vary when interest rates rise or fall. Because the timing and speed of principal payments may vary, the cash flow on mortgage-backed securities is irregular. The value of mortgage-backed securities generally is more sensitive to changes in interest rates than other types of fixed-income securities. Rising interest rates tend to extend the maturities of mortgage-backed securities, causing the securities to exhibit additional volatility and their value to decrease more significantly. This is known as extension risk. In addition, mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. While residential mortgagors in the United States have the option to pay more principal than required at each payment interval, commercial mortgages are often set for a fixed term and therefore experience a lower degree of prepayment risk.

The Fund may invest in residential mortgage-backed securities that represent interests in pools of adjustable rate mortgages (“ARMs”), including payment option ARMs. Payment option ARMs give the borrower the option to pay less than the interest only amount, resulting in an increase in the principal balance of a loan as interest owed is added to the principal (known as “negative amortization payments”). While such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument and make the instrument more affordable to the borrower in the short term, they increase the risk that the

| 33

Notes to Financial Statements

October 31, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund

borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

The Fund may invest a substantial amount of its assets in privately issued mortgage-backed securities that are not issued, guaranteed, or backed by the U.S. government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury.

An asset-backed security is a security backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, including extension and prepayment risks, as well as additional risks associated with the nature of the assets and the servicing of those assets. Some asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because some asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. Other asset-backed securities, such as credit card receivables, may not have the benefit of an underlying physical asset or security interest in collateral at all. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of the collateral may also be insufficient to cover the principal amount.

During periods of declining asset value, difficult or frozen credit markets, interest rate changes, or deteriorating economic conditions, mortgage-backed and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, the value of these securities may fluctuate in response to the market’s perception of the credit worthiness of the issuers. Mortgage-backed and asset-backed securities are subject to the risk that an issuer will fail to make timely payments of interest or principal, or will default on payments. Such a risk is generally higher in the case of mortgage-backed securities that include so-called ‘sub-prime’ or “Alt-A” loans, which are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. There is also a risk that the value of the underlying asset (e.g., a home) securing an obligation may not be sufficient to cover the amount of the obligation. Residential mortgage-backed securities in which the Fund may invest may have a loan to value ratio which exceeds 100%, meaning that the mortgage amount is greater than the appraised value of the underlying property. Certain commercial mortgage-backed securities

34 |

Notes to Financial Statements

October 31, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund

may be backed by pools of mortgages of properties that have special purposes, which may be difficult to sell or liquidate.

Credit Crisis Liquidity Risk. Certain types of credit instruments, such as investments in high-yield bonds, debt issued in leveraged buyout transactions (acquisition of a company using a substantial amount of debt and loans), mortgage- and asset-backed securities, and short-term asset-backed commercial paper, became very illiquid in the latter half of 2007. General market uncertainty and consequent re-pricing of risk led to market imbalances of sellers and buyers, which in turn resulted in significant valuation uncertainties in mortgage and credit-related securities and other instruments. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many instruments remaining illiquid and of uncertain value. Such market conditions, and the above factors, may make valuation uncertain and/or result in sudden and significant valuation declines.

Structured Notes Risk. Structured notes are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies that obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or may vary from the stated rate because of changes in these factors. Investment in structured notes involves certain risks, including the risk that the issuer may be unable or unwilling to satisfy its obligations to pay principal or interest, which is separate from the risk that the note’s reference instruments may move in a manner that is disadvantageous to the holder of the note. Structured notes, which are often illiquid, are also subject to additional risk such as market risk, liquidity risk and interest rate risk. The terms of certain structured notes may provide that a decline in the reference instrument may result in the interest rate or principal amount being reduced to zero. Structured notes may be more volatile than the underlying reference instruments or traditional debt instruments. In addition, structured notes may charge fees and administrative expenses.

A credit-linked note is a type of structured note whose value is linked to an underlying reference asset. Credit-linked notes typically provide periodic payments of interest as well as payment of principal upon maturity, the value of which is tied to the underlying reference asset. Like structured notes generally, investments in credit-linked notes are subject to the risk of loss of the principal investment and/or periodic interest payments expected to be received from an investment in a credit-linked note in the event that one or more of the underlying obligations of a note default or otherwise become non-performing. To the extent the Fund invests in a credit-linked note that represents an interest in a single issuer or limited number of issuers, a credit event with respect to that issuer or limited number of issuers presents a

| 35

Notes to Financial Statements

October 31, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund

greater risk of loss to the Fund than if the credit-linked note represented an interest in underlying obligations of multiple issuers.

U.S. Government Securities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, the Government National Mortgage Association (“Ginnie Mae”) pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by the Federal National Mortgage Association (“Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Agency Securities Risk. Certain obligations issued by U.S. government-sponsored agencies are backed solely by that agency’s own resources. As a result, investments in securities issued by the government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

Foreign Security Risk. Investing in securities of foreign issuers and governments poses additional risks since political and economic events unique to a country or region will affect foreign securities markets and their issuers. Political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

36 |

Notes to Financial Statements

October 31, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund

Portfolio Turnover Risk. The Fund may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax more frequently on capital gains and will indirectly incur additional expenses related to a fund with a higher portfolio turnover.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value.

Non-Diversification Risk. Because the Fund is not diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund, which may cause the value of its shares to be more sensitive to changes in the market value of a single issuer than a diversified mutual fund.

State-Specific Risk. While the Fund does not expect to invest in single state pools of mortgages, underlying properties of mortgages of certain states may represent a significant percentage of the underlying mortgages in which the Fund invests as a whole. When the Fund invests in this manner, it is subject to the risk that the economy of the states in which it invests, and the value of properties within the states, may decline. Investing significantly in securities whose values are economically tied to a single state means that the Fund is more exposed to negative political or economic events affecting that state than a fund that invests more widely. Certain states have experienced significant declines in property values in recent years.

It is anticipated that the Fund will invest more than 25% of its assets in mortgage-backed securities with underlying properties in California. Investing in such a manner subjects the Fund to economic conditions and government policies within California. As a result, the Fund may be more susceptible to factors that adversely affect the California property, housing and mortgage markets than a mutual fund that does not have as great a concentration in California.

10. Other. At October 31, 2018, 17% of Institutional Class total shares outstanding were held by one record related party shareholder owning 10% or greater of the aggregate total shares outstanding.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on

| 37

Notes to Financial Statements

October 31, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund

future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. Regulatory Matters. On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earning on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the current Statement of Changes for the prior fiscal year end represents distributions of net investment income:

Net Investment Income	$(22,194,103)
Net Realized Gain	(5,629,987)

12. New Accounting Pronouncement. In August 2018, The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

13. Subsequent Events. The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

38 |

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Loomis Sayles Full Discretion Institutional Securitized Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Loomis Sayles Full Discretion Institutional Securitized Fund (one of the Funds constituting The Advisors’ Inner Circle Fund, hereafter referred to as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with

| 39

Report of Independent Registered Public Accounting Firm

the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 27, 2018

We have served as the auditor of one or more investment companies in Loomis, Sayles & Company, L.P. since 2011.

40 |

This page intentionally left blank.

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and

	Position with Trust	Principal
	and Length of Time	Occupation
Name and Year of Birth	Served[1]	in the Past Five Years

INTERESTED TRUSTEES[3],[4]
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
N. Jeffrey Klauder (Born: 1952)	Trustee (Since 2018)	Executive Vice President and General Counsel of SEI Investments since 2004.
INDEPENDENT TRUSTEES[4]
Joseph T. Grause, Jr. (Born: 1952)	Trustee (Since 2011) Lead Independent Trustee (Since 2018)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010.
Mitchell A. Johnson (Born: 1942)	Trustee (Since 2005)	Retired. Private investor since 1994.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 54 funds in The Advisors’ Inner Circle Fund.

42 |

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Klauder are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-343-2029. The following chart lists Trustees and Officers as of October 31, 2018.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company; SEI Investments Management Corporation; SEI Trust Company; SEI Investments (South Africa), Limited; SEI Investments (Canada) Company; SEI Global Fund Services Ltd.; SEI Investments Global Limited; SEI Global Master Fund; SEI Global Investments Fund and SEI Global Assets Fund.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

| 43

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Position
	with the Trust	Principal
Name and	and Length of	Occupation
Year of Birth	Time Served[1]	During the Past Five Years
INDEPENDENT TRUSTEES (continued)[3]
Betty L. Krikorian (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
Bruce R. Speca (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
George J. Sullivan, Jr. (Born: 1942)	Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.
Tracie E. Ahern (Born: 1968)	Trustee (Since 2018)	Principal, Danesmead Partners since 2016; Chief Operating Officer/Chief Financial Officer, Brightwood Capital Advisors LLC, 2015 to 2016; Advisor, Brightwood Capital Advisors LLC, 2016; Chief Financial Officer, Soros Fund Management LLC, 2007 to 2015.
OFFICERS
Michael Beattie (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.
James Bernstein (Born: 1973)	Vice President and Assistant Secretary (Since 2017)

Attorney, SEI Investments, since 2017. Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 54 funds in The Advisors’ Inner Circle Fund.

44 |

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/Director of State Street Navigator Securities Lending Trust to May, 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

None.

None.

None.

| 45

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Position
	with Trust	Principal
	and Length of	Occupation
Name and Year of Birth	Time Served	During the Past Five Years

OFFICERS (continued)

Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.

Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010.

Russell Emery (Born: 1962)	Chief Compliance Officer (Since 2006)

Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed end investment company) to 2018.

Robert Morrow (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.

Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015.

46 |

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

| 47

Disclosure of Fund Expenses (Unaudited)

October 31, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2018 to October 31, 2018). The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period”.

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

48 |

Disclosure of Fund Expenses (Unaudited)

October 31, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund (concluded)

		Ending
	Beginning	Account
Institutional Class	Account Value 5/1/2018	Value 10/31/2018	Expenses Paid During Period*
Actual	$1,000.00	$1,024.10	$0.92
Hypothetical (5% return before expenses)	$1,000.00	$1,024.30	$0.92

* Expenses are equal to the Fund’s annualized expense ratio, 0.18%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

| 49

Approval of Investment Advisory Agreement

October 31, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund {continued}

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 22, 2018 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board

50 |

Approval of Investment Advisory Agreement

October 31, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund {continued}

considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve

| 51

Approval of Investment Advisory Agreement

October 31, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund {continued}

the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. In this regard, the Trustees noted that there was no advisory fee charged to the Fund. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered the “fall-out” or ancillary benefits to the Adviser as a result of its relationship with the Fund, including the receipt of investment advisory fees by the Adviser or its affiliates from their institutional advisory clients that invest in the Fund. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. In this regard, the Trustees noted that no advisory fees are charged to the Fund. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

52 |

Approval of Investment Advisory Agreement

October 31, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund {continued}

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

| 53

Shareholder Voting Results (Unaudited)

October 31, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund

A Special Meeting of the Shareholders of The Advisors’ Inner Circle Fund (the “Trust”) was held on March 26, 2018 for the purpose of electing the following eight Trustees to the Board of Trustees of the Trust: Robert Nesher, N. Jeffrey Klauder, Joseph T. Grause, Jr., Mitchell A. Johnson, Betty L. Krikorian, Bruce Speca, George J. Sullivan, Jr. and Tracie E. Ahern. There were 2,467,951,273 outstanding shares, 1,333,842,157 shares were voted representing 54.05% of the eligible outstanding shares. The results of the election are as follows:

			Percentage
	Shares Voted	Shares	Voted in	Percentage
Trustee/Nominee	For	Withheld	Favor of	Withheld

Robert Nesher	1,280,261,954	58,538,573	95.63%	4.37%

N. Jeffrey Klauder	1,292,711,736	46,088,791	96.56%	3.44%

Joseph T. Grause, Jr.	1,279,204,698	59,595,829	95.55%	4.45%

Mitchell A. Johnson	1,260,036,047	78,764,480	94.12%	5.88%

Betty L. Krikorian	1,278,672,397	60,128,130	95.51%	4.49%

Bruce Speca	1,279,095,054	59,705,473	95.54%	4.46%

George J. Sullivan, Jr.	1,266,623,410	72,177,117	94.61%	5.39%

Tracie E. Ahern	1,298,017,704	40,782,823	96.95%	3.05%

54 |

Notice to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

For shareholders that do not have an October 31, 2018 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2018 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended October 31, 2018, the Fund is designating the following items with regard to distributions paid during the period:

Dividends
Qualifying
for Corporate
Long Term	Ordinary			Dividend	Qualifying	U.S.		Qualified Short-
Capital Gain	Income	Return of	Total	Receivable	Dividend	Government	Interest Related	Term Capital
Distribution	Distributions	Capital	Distributions	Deduction(1)	Income(2)	Interest (3)	Dividends(4)	Gain(5)
24.75%	55.20%	20.05%	100.00%	0.00%	0.00%	0.00%	0.00	100.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2018. Complete information will be computed and reported in conjunction with your 2018 Form 1099-DIV.

| 55

LOOMIS SAYLES FULL DISCRETION

INSTITUTIONAL SECURITIZED FUND

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219009

Kansas City, MO 64121-9009

Adviser:

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, Massachusetts 02111-2621

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are Tracie E. Ahern and George Sullivan, and each whom is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to the Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$104,400	None	None	$101,400	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	$6,000(2)	None	None	$30,000	None	$120,500
(d)	All Other Fees	None	None	None	None	None	None

(2)	Tax compliance services provided to affiliates of the Funds.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$936,860	None	None	$896,975	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	$19,532(3)	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

(3)	Tax compliance services for Westwood Emerging Markets Fund.

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$170,000	None	None	$162,500	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	$89,000(4)	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

(4)	Tax return preparation.

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$113,300	None	None	$107,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether these services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether these services are consistent with SEC’s rules and whether the provision of these services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any said proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at the Audit Committee’s next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $6,000 and $150,500 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $19,532 and $62,500 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $89,000 and $0 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2018 and 2017, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2019

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller and Chief Financial Officer

Date: January 8, 2019

*	Print the name and title of each signing officer under his or her signature.